SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors Global Bond Fund, Inc.

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Global Bond Fund, Inc. in the section entitled "The Management of the Funds--Portfolio Management."

Daniel J. Vrabac and Mark G. Beischel are primarily responsible for the management of Waddell & Reed Advisors Global Bond Fund, Inc. Mr. Vrabac has held his Fund responsibilities since September 2000. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac is also Head of Fixed Income for WRIMCO. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Vrabac has served as a portfolio manager with WRIMCO since May 1994.

Mr. Beischel has held his Fund responsibilities since January 2002. He is Vice President of WRIMCO. Mr. Beischel has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since September 2000 and has been an employee of WRIMCO since March 1998. From 1993 to 1998, Mr. Beischel was a Financial Analyst/Trader with United Capital Management.

To be attached to the cover page of the Prospectus of:

     Waddell & Reed Advisors Funds
     Fixed Income and Money Market Funds
     Dated December 28, 2001

This Supplement is dated January 30, 2002.

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